UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): March 15, 2004

                         WARWICK COMMUNITY BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                 000-23293                 06-1497903
          --------                 ---------                 ----------
      (State or other      (Commission File Number)        (IRS Employer
      jurisdiction of                                  Identification Number)
       incorporation)



                18 Oakland Avenue, Warwick, New York  10990-0591
                ------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (845) 986-2206
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

     On March 16, 2004, Warwick Community Bancorp, Inc. (the "Company") and Provident Bancorp, Inc. ("Provident") announced the execution of a definitive merger agreement, dated March 15, 2004 (the "Merger Agreement"), in which the Company will merge with and into Provident. A copy of the Merger Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement has been approved by the Boards of Directors of both the Company and Provident, and is subject to customary closing conditions, including regulatory and shareholder approvals. A copy of the joint press release announcing the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (c)           Exhibits


Exhibit Reference Number      Exhibit Description
------------------------      -------------------


2.1 Agreement and Plan of Merger, dated as of March 15, 2004, by and between Provident Bancorp, Inc. and Warwick Community Bancorp, Inc. (incorporated herein by reference to Exhibit 99 of the Form 8-K, dated as of March 18, 2004, filed by Provident Bancorp, Inc.)


99.1 Joint press release, dated March 16, 2004, issued by Provident and the Company (incorporated by reference to the Company's filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on March 16, 2004)

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 18, 2004             WARWICK COMMUNITY BANCORP, INC.


                                   By:      /s/ Fred G. Kowal
                                            ------------------------------------
                                   Name:    Fred G. Kowal
                                   Title:   Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


        2.1         Agreement and Plan of Merger, dated as of March 15,
                    2004, by and between Provident Bancorp, Inc. and Warwick Community Bancorp, Inc. (incorporated herein by reference to Exhibit 99 of the Form 8-K, dated as of March 18, 2004, filed by Provident Bancorp, Inc.)

       99.1 Joint press release, dated March 16, 2004, issued by Provident and the Company (incorporated by reference to the Company's filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on March 16, 2004)